Exhibit 10.1

Execution Copy

EPIX MEDICAL, INC.

$75,000,000

3% CONVERTIBLE SENIOR NOTES DUE 2024

PURCHASE AGREEMENT

June 2, 2004

SG COWEN & CO., LLC
NEEDHAM & COMPANY, INC.
WELLS FARGO SECURITIES, LLC
WR HAMBRECHT + CO. LLC
   As Representatives of the several Initial Purchasers
c/o SG Cowen & Co., LLC
1221 Avenue of the Americas
New York, New York  10020

Dear Sirs:

1.                                      INTRODUCTORY.  EPIX Medical, Inc., a Delaware corporation (the “Company”), proposes to sell, pursuant to the terms of this Agreement, to SG Cowen & Co., LLC (“SG Cowen”), Needham & Company, Inc., Wells Fargo Securities, LLC and WR Hambrecht + Co. LLC (the “Initial Purchasers,” or, each, an “Initial Purchaser”), $75,000,000 principal amount of its3% Convertible Senior Notes due 2024 (the “Firm Securities”).  The Company also proposes to sell to the Initial Purchasers, upon the terms and conditions set forth in Section 3 hereof, up to an additional $25,000,000 principal amount of its 3% Convertible Senior Notes due 2024 (the “Optional Securities”).  The Firm Securities and the Optional Securities are hereinafter collectively referred to as the “Securities”.  The Securities are to be issued pursuant to an Indenture to be dated as of June 7, 2004 (the “Indenture”) to be entered into by and between the Company and U.S. Bank National Association, as trustee (the “Trustee”).  The Securities will be convertible into shares of the Company’s common stock (the “Common Stock”), $0.01 par value per share (the “Underlying Securities”).  SG Cowen, Needham & Company, Inc., Wells Fargo Securities, LLC and WR Hambrecht + Co. LLC are acting as representatives of the several Initial Purchasers and in such capacity are hereinafter referred to as the “Representatives.”

The Securities and the Underlying Securities will be offered without being registered under the Securities Act of 1933, as amended (the “Securities Act”), to “qualified institutional buyers” as defined in, and in compliance with the exemption from registration provided by, Rule 144A under the Securities Act (“Qualified Institutional Buyers”).  The Company has prepared a preliminary offering memorandum dated June 1, 2004 (the “Preliminary Offering Memorandum”) and will prepare an offering memorandum dated the date hereof (the “Offering Memorandum”) setting forth information concerning the Company, the Securities and the Underlying Securities.  Copies of the Preliminary Offering Memorandum have been, and copies of the Offering Memorandum will be, delivered by the Company to the Initial Purchasers pursuant to the terms of this Agreement.  Any references herein to the Preliminary Offering Memorandum and the Offering Memorandum shall be deemed to include, as applicable, all amendments and supplements thereto and all documents incorporated by reference therein (“Incorporated Documents”) that are filed with the Securities and Exchange Commission (the “Commission”) and any amendments thereto that are made prior to the completion of this Offering.  The Company hereby confirms that it has authorized the use of the Preliminary Offering Memorandum and the Offering Memorandum in

connection with the offering and resale of the Securities and the Underlying Securities by the Initial Purchasers in accordance with Section 3.

Each of the Initial Purchasers and its direct and indirect transferees will be entitled to the benefits of a Registration Rights Agreement, substantially in the form attached hereto as Annex A (the “Registration Rights Agreement”), pursuant to which the Company will agree to file with the Securities and Exchange Commission (the “Commission”) a shelf registration statement pursuant to Rule 415 under the Securities Act (the “Shelf Registration Statement”).

2.                                      REPRESENTATIONS AND WARRANTIES OF THE COMPANY.  The Company represents and warrants to, and agrees with, the several Initial Purchasers that:

(a)                                  (i)  Each document, if any, filed or to be filed pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and incorporated by reference in the Preliminary Offering Memorandum or the Offering Memorandum conformed, or will conform when so filed, in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, and (ii) each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its respective date, did not, and on the Closing Date (as defined below) the Offering Memorandum will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading; provided, however, that the foregoing representations and warranties shall not apply to information contained in or omitted from the Offering Memorandum or any such amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by the Initial Purchasers specifically for inclusion therein, which information the parties hereto agree is limited to the Initial Purchaser Information (as defined in Section 16).

(b)                                 Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its respective date, contains all of the information that, if requested by a prospective purchaser of the Securities or the Underlying Securities, would be required to be provided to such prospective purchaser pursuant to Rule 144A(d)(4) under the Securities Act.

(c)                                  Assuming the accuracy of the representations and warranties of the Initial Purchasers contained in Section 3 and their compliance with the agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Securities to the Initial Purchasers and the offer, resale and delivery of the Securities by the Initial Purchasers in the manner contemplated by this Agreement and the Offering Memorandum, to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”).

(d)                                 The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such qualification, and has all power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged, except where the failure to so qualify or have such power or authority would not have, singularly or in the aggregate, a material adverse effect on the condition (financial or otherwise), results of operations, business or prospects of the Company (a “Material Adverse Effect”).  The Company does not own or control, directly or indirectly, any corporation, partnership, limited liability partnership, limited liability company, association or other entity.

(e)                                  The Company has full right, power and authority to execute and deliver this Agreement, the Registration Rights Agreement, the Indenture, the Securities and the Underlying Securities (collectively, the “Transaction Documents”) and to perform its respective obligations hereunder and thereunder; and all corporate action required to be taken for the due and proper authorization, execution and delivery of each of the Transaction Documents and the consummation of the transactions contemplated hereby and thereby has been duly and validly taken.

(f)                                    Each of the Indenture and the Registration Rights Agreement, when duly executed by the proper officers of the Company and delivered by the Company (assuming due authorization, execution and delivery thereof by the other parties thereto), will constitute a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing which may be limited under applicable law and except as the enforcement or indemnification and contribution provisions thereof may be limited by applicable law; the Securities, when duly executed, authenticated, issued and delivered as provided in the Indenture and upon payment and delivery in accordance with this Agreement, will be validly issued and delivered by the Company and will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and the Registration Rights Agreement and enforceable in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing which may be limited under applicable law; the Underlying Securities issuable upon conversion of the Securities have been duly and validly authorized and reserved and, when issued upon conversion of the Securities in accordance with the terms of the Securities, will (i) be validly issued, fully paid and non-assessable, (ii) constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and the Registration Rights Agreement and enforceable in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing, and (iii) not be subject to any preemptive or similar rights; and the Indenture, the Registration Rights Agreement, and the Securities conform in all material respects to the descriptions thereof contained in the Offering Memorandum.

(g)                                 The Company has an authorized capitalization as set forth in the Offering Memorandum, and all of the issued shares of capital stock of the Company, have been duly and validly authorized and issued, are fully paid and non-assessable, and conform to the description thereof contained in the Offering Memorandum.

(h)                                 The execution, delivery and performance of each of the Transaction Documents by the Company and the consummation of the transactions contemplated thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties or assets.

(i)                                     Except (i) for such consents, approvals, authorizations, registrations or qualifications as may be required under applicable state securities laws or the Nasdaq National Market (“Nasdaq”) in connection with the purchase and distribution of the Securities by the Initial Purchasers and (ii) as expressly required pursuant to the Transaction Documents, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of each of this Agreement, the Indenture, the Registration Rights Agreement or the Securities by the Company and the consummation of the transactions contemplated hereby and thereby.

(j)                                     Ernst & Young LLP, who have expressed their opinions on the audited financial statements and related schedules included or incorporated by reference in the Offering Memorandum are independent public accountants as required by the Securities Act and the Rules and Regulations.

(k)                                  The financial statements, together with the related notes and schedules, included or incorporated by reference in the Offering Memorandum fairly present the financial position and the results of operations and changes in financial position of the Company at the respective dates or for the respective periods therein specified.  Such statements and related notes and schedules have been prepared in accordance with generally accepted accounting principles applied on a consistent basis except as may be set forth in the Offering Memorandum.  The financial statements, together with the related notes and schedules, included in the Offering Memorandum comply in all material respects with the Securities Act and the Rules and Regulations thereunder.  No other financial statements or supporting schedules or exhibits are required by the Securities Act or the Rules and Regulations thereunder to be included in the Offering Memorandum.

(l)                                     Since the date of the latest audited financial statements included or incorporated by reference in the Offering Memorandum, the Company has not sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Memorandum; and, since such date, there has not been any change in the capital stock or long-term debt of the Company or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, general affairs, management, financial position, stockholders’ equity or results of operations of the Company, otherwise than as set forth or contemplated in the Offering Memorandum.

(m)                               Except as set forth in the Offering Memorandum, there is no legal or governmental proceeding pending to which the Company is a party or of which any property or assets of the Company is the subject which is required to be described in the Offering Memorandum and is not described therein, or which, singularly or in the aggregate, if determined adversely to the Company, might have a Material Adverse Effect or would prevent or adversely affect the ability of the Company to perform its obligations under this Agreement; and to the best of the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

(n)                                 The Company is not (i) in violation of its charter or by-laws, (ii) in default in any respect, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject or (iii) is in violation in any respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject except, with respect to clauses (ii) and (iii), any violations or defaults which, singularly or in the aggregate, would not have a Material Adverse Effect.

(o)                                 The Company possesses and has performed its obligations with respect to all licenses, certificates, authorizations and permits issued by, and have made all declarations and filings with, the appropriate state, federal or foreign regulatory agencies or bodies that are necessary or desirable for the ownership of its properties or the conduct of its business as described in the Offering Memorandum including all such licenses, certificates, authorizations and permits required by the United States Food and Drug Administration (the “FDA”) or any other federal, state or foreign agencies or bodies engaged in the regulation of pharmaceuticals except where any failures to possess or make the same, singularly or in the aggregate, would not have a Material Adverse Effect; and the Company has not received notification of any proceeding relating to revocation or modification of any such license, certificate, authorization or permit and has no reason to believe that any such license, certificate, authorization or permit will not be renewed. Each of the human clinical trials, animal studies and other preclinical tests conducted by the Company, or to the Company’s knowledge, by any third party on behalf of the Company, that are described in the Offering Memorandum or the results of which are referred to in the Offering Memorandum, and such studies and tests conducted on behalf of the Company, were and, if still pending, are being, conducted in all material respects (i) in accordance with experimental protocols, procedures and controls generally used by qualified experts in the preclinical or clinical study of products comparable to those being developed by the Company and (ii) in compliance with all applicable current Good Laboratory and Good Clinical Practices; the descriptions of the results of such studies, tests and trials contained in the Offering Memorandum are accurate and complete in all material respects, and the Company has no knowledge of any other trials, studies or tests, the results of which reasonably call into question the results described or referred to in the Offering Memorandum; each Investigational New Drug submission to the FDA or similar application to foreign regulatory bodies, and related documents and information, has been filed, approved (if applicable) and maintained in compliance in all material respects with applicable statutes, rules, regulations, standards, guides or orders administered or promulgated by the FDA or other regulatory body; the Company has not received any notices or correspondence from the FDA or any other governmental agency requiring the termination, suspension or modification (other than such modifications as are normal in the regulatory process) of any animal studies, preclinical tests or clinical trials conducted by or on behalf of the Company or in which the Company has participated that are described in the Offering Memorandum or the results of which are referred to in the Offering Memorandum.

(p)                                 The Company, after giving effect to the offering of the Securities and the application of the proceeds thereof as described in the Offering Memorandum will not become an “investment company” within the meaning of the Investment Company Act of 1940, as amended and the rules and regulations of the Commission thereunder.

(q)                                 Neither the Company nor any of its officers, directors or affiliates has taken or will take, directly or indirectly, any action designed or intended to stabilize or manipulate the price of any security of the Company, or that caused or resulted in, or that might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company.

(r)                                    The information contained in the Offering Memorandum concerning the issued patents and pending patent applications, owned by or licensed to the Company is accurate in all material respects.  The Company owns or has valid, binding and enforceable licenses or other rights from all necessary third parties (the “Licensors”) to use any patents, trademarks, trade names, service marks, service names, copyrights, confidential and proprietary information, including trade secrets, know-how, inventions and technology, whether patented or not, proprietary computer software and other intellectual property rights (collectively, the “Intellectual Property”) necessary to conduct the business of the Company in the manner in which it has been and is contemplated to be conducted, as described in the Offering Memorandum, and without any conflict with the rights of others, except as described in the Offering Memorandum and except for such conflicts that, if determined adversely to the Company, would not have, singly or in the aggregate, a Material Adverse Effect.  The Company has no knowledge that, or has not received any notice from any other person alleging that, the business of the Company in the manner in which it has been and is contemplated to be conducted, as described in the Offering Memorandum, conflicts with the Intellectual Property rights of others, except as described in the Offering Memorandum and for such conflicts that, if determined adversely to the Company, would not have, singly or in the aggregate, a Material Adverse Effect.

(s)                                  All patent applications owned by or licensed to the Company that are material to the conduct of the business of the Company in the manner in which it has been and is contemplated to be conducted, as described in the Offering Memorandum, have been duly and properly filed or caused to be filed with the United States Patent and Trademark Office (“PTO”) and, in some cases, applicable foreign and international patent authorities, and assignments for all patents and patent applications owned by or licensed to the Company that are material to the conduct of business of the Company in the manner in which it has been and is contemplated to be conducted, as described in the Offering Memorandum (collectively, the “Patent Rights”) have been properly executed and recorded for each named inventor.  To the knowledge of the Company, all printed publications and patent references material to the patentability of the inventions claimed in the Patent Rights have been disclosed to those patent offices so requiring.  To the knowledge of the Company, each of the Company, its assignors or the Licensors, as applicable, has met its duty of candor and good faith to the PTO for the Patent Rights.  To the knowledge of the Company, no material misrepresentation has been made to any patent office in connection with the Patent Rights.  The Company is not aware of any facts material to a determination of patentability regarding the Patent Rights not disclosed to the PTO or other applicable patent office.  The Company is not aware of any facts not disclosed to the PTO or other applicable patent office that would preclude the patentability, validity or enforceability of any patent or patent application in the Patent Rights.  The Company has no knowledge of any facts that would preclude the Company or the Licensors, as applicable, from having clear title to the patents and patent applications in the Patent Rights.  To the knowledge of the Company, the patents in the Patent Rights are valid and enforceable, and have not been adjudged invalid or unenforceable in whole or in part.

(t)                                    To the knowledge of the Company, no third party is engaging in any activity that infringes, misappropriates or otherwise violates the Intellectual Property owned by or licensed to the Company, except as described in the Offering Memorandum and except for such activities that, singly or in the aggregate, would not have a Material Adverse Effect.

(u)                                 With respect to each material agreement governing rights in and to any Intellectual Property licensed by or licensed to the Company:  (i) such agreement is valid and binding on the Company and in full force and effect; (ii) the Company has not received any notice of termination or cancellation under such agreement, received any notice of breach or default under such agreement, which breach has not been cured, or granted to any third party any rights, adverse or otherwise, under such agreement that would constitute a material breach of such agreement; and (iii) the Company, and to the knowledge of the Company, each other party to such agreement, is not in breach or default thereof in any material respect, and no event has occurred that, with notice or lapse of time, would constitute such a material breach or default or permit termination, modification or acceleration under such agreement.

(v)                                 The Company has good and marketable title in fee simple to, or has valid rights to lease or otherwise use, all items of real or personal property which are material to the business of the Company, in each case free and clear of all liens, encumbrances, claims and defects that may result in a Material Adverse Effect.

(w)                               No labor disturbance by the employees of the Company exists or, to the best of the Company’s knowledge, is imminent that might be expected to have a Material Adverse Effect.  The Company is not aware that any key employee or significant group of employees of the Company plans to terminate employment with the Company.

(x)                                   No “prohibited transaction” (as defined in Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the “Code”)) or “accumulated funding deficiency” (as defined in Section 302 of ERISA) or any of the events set forth in Section 4043(b) of ERISA (other than events with respect to which the 30-day notice requirement under Section 4043 of ERISA has been waived) has occurred with respect to any employee benefit plan that could have a Material Adverse Effect; each employee benefit plan of the Company is in compliance in all material respects with applicable law, including ERISA and the Code; the Company has not incurred and does not expect to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from, any “pension plan”; and each “pension plan” (as defined in ERISA) for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, that could cause the loss of such qualification.

(y)                                 There has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission, or other release of any kind of toxic or other wastes or other hazardous substances by, due to, or caused by the Company (or, to the best of the Company’s knowledge, any other entity for whose acts or omissions the Company is or may be liable) upon any of the property now or previously owned or leased by the Company, or upon any other property, in violation of any statute or any ordinance, rule, regulation, order, judgment, decree or permit or which would, under any statute or any ordinance, rule (including rule of common law), regulation, order, judgment, decree or permit, give rise to any liability, except for any violation or liability which would not have, singularly or in the aggregate with all such violations and liabilities, a Material Adverse Effect; there has been no disposal, discharge, emission or other release of any kind onto such property or into the environment surrounding such property of any toxic or other wastes or other hazardous substances with respect to which the Company has knowledge, except for any such disposals, discharges, emissions, or other releases of any kind which would not have, singularly or in the aggregate, a Material Adverse Effect.

(z)                                   The Company (i) has filed with all necessary federal, state and foreign income and franchise tax returns, (ii) has paid all federal sate, local and foreign taxes due and payable for which it is liable other than amounts that may currently be the subject of a good faith dispute by the Company, and (iii) does not have any tax deficiency or claims outstanding or assessed or, to the best of the Company’s knowledge, proposed against it that might reasonably be expected to have a Material Adverse Effect.

(aa)                            The Company carries, or is covered by, insurance in such amounts and covering such risks as is adequate for the conduct of its business and the value of its properties and as is customary for companies engaged in similar businesses in similar industries.

(bb)                          The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(cc)                            The minutes and written actions of the Company for meetings or actions of the board of directors since August 1, 2003 have been made available to the Initial Purchasers and counsel for the Initial Purchasers, and such minutes or actions (i) contain a complete summary of all meetings and actions of the board of directors (including each board committee) and stockholders of the Company through the date of the latest meeting and action, and (ii) accurately in all material respects reflect all transactions referred to in such minutes.

(dd)                          There is no franchise, lease, contract, agreement or document required by the Securities Act or by the Rules and Regulations to be described in the Offering Memorandum that is not described therein as required; and all descriptions of any such franchises, leases, contracts, agreements or documents contained in the Offering Memorandum are accurate and complete descriptions of such documents in all material respects.  Other than as described in the Offering Memorandum, no such franchise, lease, contract or agreement has been suspended or terminated for convenience or default by the Company or any of the other parties thereto, and the Company has not received notice or any other knowledge of any such pending or threatened suspension or termination, except for such pending or threatened suspensions or terminations that would not reasonably be expected to, singularly or in the aggregate, have a Material Adverse Effect.

(ee)                            No relationship, direct or indirect, exists between or among the Company on the one hand, and any director, officer, stockholder, customer or supplier of the Company on the other hand, that is required to be described in the Offering Memorandum and that is not so described.

(ff)                                On and immediately after the Closing Date, the Company (after giving effect to the issuance of the Securities and to the other transactions related thereto as described in the Offering Memorandum) will be Solvent.  As used in this paragraph, the term “Solvent” means, with respect to a particular date, that on such date (i) the present fair market value (or present fair saleable value) of the assets of the Company is not less than the total amount required to pay the probable liabilities of the Company on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured, and (ii) the Company is not engaged in any business or transaction, and is not about to engage in any business or transaction, for which, in the opinion of the Company’s management, its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which the Company is engaged.  In computing the amount of such contingent liabilities at any time, it is intended that such liabilities will be computed at the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

(gg)                          The Company does not own any “margin securities” as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”), and none of the proceeds of the sale of the Securities will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness that was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Securities to be considered a “purpose credit” within the meanings of Regulation T, U or X of the Federal Reserve Board.

(hh)                          The Company is not a party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Company or the Initial Purchasers for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Securities.

(ii)                                  No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Offering Memorandum has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(jj)                                  The Securities satisfy the eligibility requirements of Rule 144A(d)(3) under the Securities Act.

(kk)                            Neither the Company nor any of its affiliates (as defined in Rule 501(b) of Regulation D under the Securities Act, an “Affiliate”) has, directly or through any agent (other than the Initial Purchasers and their Affiliates, as to whom no representation is made), (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as such term is defined in the Securities Act), which is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act or (ii) engaged, in connection with the offering of the Securities, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act.

(ll)                                  The Company meets all of the requirements for use of Form S-3 for registering securities for resale under the Securities Act.

(mm)                      The Company is in compliance with all applicable provisions of the Sarbanes-Oxley Act of 2002 and all rules and regulations promulgated thereunder or implementing the provisions thereof (the “Sarbanes-Oxley Act”) that are currently in effect and is actively taking steps to ensure that it will be in compliance with other applicable provisions of the Sarbanes-Oxley Act not currently in effect upon and at all times after the effectiveness of such provisions.

(nn)                          The Company is in compliance with all applicable corporate governance requirements set forth in the Nasdaq Marketplace Rules that are currently in effect and is actively taking steps to ensure that it will be in compliance with other applicable corporate governance requirements set forth in the Nasdaq Marketplace Rules not currently in effect upon and all times after the effectiveness of such requirements.

(oo)                          The Company has delivered to the Representatives letter agreements of all of the executive officers and directors of the Company, pursuant to which those persons have agreed to certain transfer restrictions with respect to their holdings of securities of the Company.

(pp)                          Neither the Company nor, to the best of the Company’s knowledge, any employee or agent of the Company has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law or of the character required to be disclosed in the Offering Memorandum.

(qq)                          There are no transactions, arrangements or other relationships between and/or among the Company, any of its affiliates (as such term is defined in Rule 405 of the Securities Act) and any unconsolidated entity, including, but not limited to, any structure finance, special purpose or limited purpose entity that could reasonably be expected to materially affect the Company’s liquidity or the availability of or requirements for its capital resources required to be described in the Offering Memorandum which have not been described as required.

(rr)                                There are no outstanding loans, advances (except normal advances for business expense in the ordinary course of business) or guarantees or indebtedness by the Company to or for the benefit of any of the officers or directors of the Company, except as disclosed in the Offering Memorandum.

3.                                       PURCHASE SALE AND DELIVERY OF OFFERED SECURITIES.

(a)                                  On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each Initial Purchaser, and each Initial Purchaser agrees to purchase the Firm Securities from the Company at a purchase price of 96.75% of the principal amount thereof, plus accrued interest, if any, from June 2, 2004 to the Closing Date.  The Company shall not be obligated to deliver any of the Firm Securities except upon payment for all the Firm Securities to be purchased as provided herein.

Delivery of and payment for the Firm Securities shall be made at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., or at such other place as shall be agreed upon by SG Cowen and the Company, at 10:00 A.M., New York City time, on June 7, 2004, or at such other date or time as shall be agreed upon by SG Cowen and the Company (such date and time being referred to herein as the “First Closing Date”).

The Initial Purchasers may purchase from the Company up to all of the Optional Securities; provided, however, that if counsel to the Company and counsel to the Initial Purchasers determine that the initial resale of the Optional Securities is not exempt from the registration requirements of the Securities Act, then the Initial Purchasers may purchase the Optional Securities only if such Optional Securities have an “effective conversion premium” (within the meaning of Rule 144A) of at least ten percent (10%) at the time of the exercise of such option.  Subject to the limitation set forth in the preceding sentence, the option granted hereby may be exercised in whole or in part, and from time to time, at any time or times on or before the thirtieth day following the date of the Offering Memorandum by giving written notice to the Company by SG Cowen of each such election to exercise this option not later than 5:00 p.m. New York City time on the date of such election (each, an “Exercise Notice”).  Each Exercise Notice shall specify the principal amount of Optional Securities to be purchased and the date on which such Optional Securities are to be purchased (each, an “Option Closing Date”).  (The Option Closing Dates and the First Closing Date are herein collectively referred to as the “Closing Dates”.)  Each Option Closing Date must be at least two business days after the Exercise Notice is given, unless a shorter time is approved by the Company.  No Optional Securities shall be sold and delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be surrendered and terminated at any time upon notice by SG Cowen to the Company.

Delivery of and payment for the Optional Securities shall be made at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., or at such other place as shall be agreed upon by SG Cowen and the Company, at 10:00 A.M., New York City time, on the Option Closing Date.

The Securities to be purchased by the Initial Purchasers hereunder and sold to Qualified Institutional Buyers shall be represented by one or more global securities in book-entry form which will be deposited by or on behalf of the Company with The Depository Trust Company or its designated custodian.

On each Closing Date, the Company shall deliver or cause to be delivered the Securities to the Initial Purchasers against payment to or upon the order of the Company of the purchase price by wire transfer payable in federal (same day) funds by causing The Depository Trust Company to credit the Securities to the account of each of the Initial Purchasers at The Depository Trust Company.  The Company shall make the certificates representing the Securities available for inspection by the Representatives at least 24 hours prior to the Closing Date. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligations of the Initial Purchasers hereunder.

(b)                                 The Initial Purchasers have advised the Company that they propose to offer the Securities for resale upon the terms and subject to the conditions set forth herein and in the Offering Memorandum.  Each of the Initial Purchasers represents and warrants to, and agrees with, the Company that (i) it is a Qualified Institutional Buyer purchasing the Securities pursuant to Rule 144A under the Securities Act, (ii) it is an accredited investor as defined under Rule 501(a)(1) under the Securities Act, (iii) it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D under the Securities Act (“Regulation D”) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act and (iv) it has solicited and will solicit offers for the Securities only from, and has offered or sold and will offer, sell or deliver the Securities, as part of its initial offering, only to persons whom it reasonably believes to be Qualified Institutional Buyers, or if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to it that each such account is a Qualified Institutional Buyer to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A and in each case, in transactions in accordance with Rule 144A.  Each of the Initial Purchasers agrees that, prior to or simultaneously with the confirmation of sale by the Initial Purchasers to any purchaser of the Securities purchased by the Initial Purchasers from the Company pursuant hereto, the Initial Purchasers shall furnish to that purchaser a copy of the Offering Memorandum (and any amendment or supplement thereto that the Company shall have furnished to the Initial Purchasers prior to the date of such confirmation of sale).  In addition to the foregoing, each of the Initial Purchasers acknowledges and agrees that the Company and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Sections 6(d), (e), (f) and (g), counsel for the Company and for the Initial Purchasers, respectively, may rely upon the accuracy of the representations and warranties of the Initial Purchasers and its compliance with their agreements contained in this Section 3, and each of the Initial Purchasers hereby consents to such reliance.

(c)                                  The Company acknowledges and agrees that the Initial Purchasers may sell any or all of the Securities to any affiliate of the Initial Purchasers and that any such affiliate may sell any or all of the Securities purchased by it to the Initial Purchasers.

4.                                      FURTHER AGREEMENTS OF THE COMPANY.  The Company agrees with the several Initial Purchasers:

(a)                                  At any time prior to completion of the resale of Securities by the Initial Purchasers, to advise the Initial Purchasers promptly of any order preventing or suspending the use of the Preliminary Offering Memorandum or the Offering Memorandum, of any suspension of the qualification of the Securities for offering or sale in any jurisdiction and of the initiation or threatening of any proceeding for any such purpose; and to use its reasonable efforts to prevent the issuance of any such order preventing or suspending the use of the Preliminary Offering Memorandum or the Offering Memorandum or suspending any such qualification and, if any such suspension is issued, to obtain the lifting thereof at the earliest possible time.

(b)                                 If, at any time prior to completion of the resale of the Securities by the Initial Purchasers, any event shall occur as a result of which the Offering Memorandum as then amended or supplemented would include any untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Offering Memorandum or to file under the Exchange Act any document incorporated by reference in the Offering Memorandum to comply with the Securities Act or the Exchange Act, the Company will promptly notify the Representatives thereof and upon their request will prepare an amended or supplemented Offering Memorandum or make an appropriate filing pursuant to Section 13 or 14 of the Exchange Act which will correct such statement or omission or effect such compliance. The Company will furnish without charge to each Initial Purchaser as many copies as any Initial Purchaser may from time to time reasonably request of such amended or supplemented Offering Memorandum.

(c)                                  To furnish promptly to each of the Representatives and to counsel for the Initial Purchasers, without charge, as many copies of the Preliminary Offering Memorandum, the Offering Memorandum (and any amendments or supplements thereto) and any document incorporated by reference in the Offering Memorandum as may be reasonably requested.

(d)                                 Prior to making any amendment or supplement to the Offering Memorandum, to promptly furnish a copy thereof to each of the Representatives and to counsel for the Initial Purchasers and not to effect any such amendment or supplement to which the Representatives shall reasonably object by notice to the Company after a reasonable period to review, except such amendment or supplement as counsel to the Company shall advise the Company is required under applicable law.

(e)                                  For so long as the Securities are outstanding and are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, to make available to holders of the Securities and prospective purchasers of the Securities designated by such holders, upon request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act, unless the Company is then subject to and in compliance with Section 13 or 15(d) of the Exchange Act (the foregoing agreement being for the benefit of the holders from time to time of the Securities and prospective purchasers of the Securities designated by such holders).

(f)                                    To promptly take from time to time such actions as the Representatives may reasonably request to qualify the Securities for offering and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives may designate and to continue such qualifications in effect for so long as required for the distribution of the Securities; provided that the Company shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to file a general consent to service of process in any jurisdiction.

(g)                                 During the period of five years from the date hereof, deliver to the Representatives and, upon request, to each of the other Initial Purchasers, (i) as soon as they are available, copies of all reports or other communications furnished to stockholders and (ii) as soon as they are available, copies of any reports and financial statements furnished or filed with the Commission pursuant to the Exchange Act or any national securities exchange or automatic quotation system on which the Securities or any class of securities of the Company are listed or quoted.

(h)                                 Not to directly or indirectly offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock for a period of 90 days from the date of the Offering Memorandum without the prior written consent of SG Cowen other than (i) the Company’s sale of the Securities hereunder, (ii) the issuance of shares of Common Stock pursuant to the Company’s employee benefit plans, qualified stock option plans or other employee compensation plans existing on the date hereof, or (iii) pursuant to currently outstanding options, warrants, preferred stock or convertible indebtedness.  The Company will cause each officer, director and shareholder listed in Annex B to furnish to the Representatives, prior to the First Closing Date, a letter, substantially in the form of Annex C hereto, pursuant to which each such person shall agree not to directly or indirectly offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock for a period of 90 days from the date of the Offering Memorandum, without the prior written consent of SG Cowen.

(i)                                     To use its best efforts to permit the Securities to be designated Private Offerings, Resales and Trading through Automated Linkages (“PORTAL”) Market securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. (“NASD”) relating to trading in the PORTAL Market and for the Securities to be eligible for clearance and settlement through The Depository Trust Company (“DTC”).

(j)                                     Not to, and to cause its affiliates not to, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as such term is defined in the Securities Act) which could be integrated with the sale of the Securities in a manner which would require registration of the Securities under the Securities Act.

(k)                                  Except following the effectiveness of the Shelf Registration Statement, not to, and to cause its affiliates not to, and not to authorize or knowingly permit any person acting on their behalf to, solicit any offer to buy or offer to sell the Securities by means of any form of general solicitation or general advertising within the meaning of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; and not to offer, sell contract to sell or otherwise dispose of, directly or indirectly, any securities under circumstances where such offer, sale, contract or disposition would cause the exemption afforded by Section 4(2) of the Securities Act to cease to be applicable to the offering and sale of the Securities as contemplated by this Agreement and the Offering Memorandum.

(l)                                     During the period from the Closing Date until two years after the Closing Date, without the prior written consent of SG Cowen, not to, and not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Securities that have been reacquired by them, except for Securities purchased by the Company or any of its affiliates and resold in a transaction registered under the Securities Act.

(m)                               Prior to each of the Closing Dates, not to issue any press release or other communication directly or indirectly or hold any press conference with respect to the Company, its condition, financial or otherwise, or earnings, business affairs or business prospects (except for routine oral marketing communications in the ordinary course of business and consistent with the past practices of the Company and of which the Representatives are notified), without first providing written notification to each of the Representatives, unless such notification is in the opinion of the Company’s counsel, prohibited by applicable law.

(n)                                 In connection with the offering of the Securities, until SG Cowen shall have notified the Company of the completion of the resale of the Securities, not to, and will cause its affiliated purchasers (as defined in Regulation M under the Exchange Act) not to, either alone or with one or more other persons, (i) bid for or purchase, for any account in which it or any of its affiliated purchasers has a beneficial interest, any Securities, (ii) attempt to induce any person to purchase any Securities, and (iii) to cause its affiliated purchasers not to, make bids or purchase for the purpose of creating actual, or apparent, active trading in or of raising the price of the Securities.

(o)                                 To not take any affirmative action prior to the Option Closing Date that would require the Offering Memorandum to be amended or supplemented pursuant to Section 4(b) hereof.

(p)                                 To at all times take such action as it reasonably determines to be necessary to comply with all applicable provisions of the Sarbanes-Oxley Act in effect from time to time.

(q)                                 To apply the net proceeds from the sale of the Securities as set forth in the Offering Memorandum under the heading “Use of Proceeds.”

(r)                                    In connection with the offering of the Securities, to make its officers, employees, independent accountants and legal counsel reasonably available upon reasonable request by the Representatives.

5.                                      PAYMENT OF EXPENSES.  The Company agrees with the Initial Purchasers to pay, whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated: (a) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities and any taxes payable in connection therewith; (b) the costs incident to the preparation, printing and distribution of the Preliminary Offering Memorandum, Offering Memorandum any amendments, supplements and exhibits thereto; (c) the costs of printing, reproducing and distributing the applicable Transaction Documents by mail, telex or other means of communications; (d) all expenses incurred in connection with the application for quotation of the securities on The PORTAL Market and the approval of the securities for book-entry transfer by the Depository Trust Company; (e) any applicable listing or other fees; (f) the fees and expenses of qualifying the Securities under the securities laws of the several jurisdictions as provided in Section 4(f) hereof and of preparing, printing and distributing Blue Sky Memoranda and Legal Investment Surveys (including related fees and expenses of counsel to the Initial Purchasers); (g) all fees and expenses of the Trustee or any agent thereof; (h) any fees charged by securities rating services for rating the Securities; and (i) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement (including, without limitation, the fees and expenses of the Company’s counsel and the Company’s independent accountants); provided that, except as otherwise provided in this Section 5 and in Section 9, the Initial Purchasers shall pay their own costs and expenses, including the fees and expenses of their counsel, any transfer taxes on the Securities which it may sell and the expenses of advertising any offering of the Securities made by the Initial Purchasers.

6.                                      CONDITIONS OF THE INITIAL PURCHASERS’ OBLIGATIONS.  The respective obligations of the several Initial Purchasers hereunder on any Closing Date are subject to the accuracy, when made and on such Closing Date, of the representations and warranties of the Company contained herein, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of their obligations hereunder, and to each of the following additional terms and conditions:

(a)                                  The Offering Memorandum (and any amendments or supplements thereto) shall have been printed and copies distributed to the Representatives as promptly as practicable on or following the date of this Agreement or at such other date and time as to which the Representatives may agree; and no stop order suspending the sale of the Securities in any jurisdiction shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

(b)                                 None of the Initial Purchasers shall have discovered and disclosed to the Company on or prior to such Closing Date that the Offering Memorandum or any amendment or supplement thereto contains an untrue statement of a fact that, in the opinion of counsel for the Initial Purchasers, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

(c)                                  All corporate proceedings and other legal matters incident to the authorization, form and validity of each of each of the Transaction Documents, the Offering Memorandum and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Initial Purchasers, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(d)                                 Mintz, Levin, Cohn, Ferris, Glovsky and Popeo P.C. shall have furnished to the Representatives such counsel’s written opinion, as counsel to the Company, addressed to the Initial Purchasers and dated such Closing Date, in form and substance reasonably satisfactory to the Representatives, to the effect that:

(i)                                     The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, and is duly qualified to do business and is in corporate good standing as a foreign corporation in the Commonwealth of Massachusetts.

(ii)                                  All of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in or incorporated by reference in the Offering Memorandum.

(iii)                               The Company has full right, power and authority to execute and deliver each of the Transaction Documents and to perform its obligations thereunder; and all corporate action required to be taken for the due and proper authorization, execution and delivery of each of the Transaction Documents and the consummation of the transactions contemplated thereby have been duly and validly taken.

(iv)                              The Securities being issued on the date hereof have been duly authorized and executed by the Company, and when authenticated by the Trustee in the manner provided in the Indenture (assuming the due authorization, execution and delivery of the Indenture by the Trustee) and issued and delivered by the Company to you against payment therefor in accordance with the terms of the Purchase Agreement, the Securities will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms.

(v)                                 The shares of Common Stock initially issuable upon conversion of the Securities pursuant to the Indenture (the “Conversion Shares”) have been duly authorized and reserved for issuance and, when issued and delivered upon conversion of the Securities in accordance with the terms of the Indenture, will be validly issued, fully paid and nonassessable and not be subject to any preemptive rights under the Delaware General Corporation Law, the Company’s charter or bylaws, to our knowledge, or any material contract to which the Company or any of its properties or assets is bound and will conform in all material respects to the description of the Common Stock contained or incorporated by reference in the Offering Memorandum.

(vi)                              The Indenture has been duly authorized, executed and delivered by the Company and, assuming due authentication thereof by the Trustee, constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms.

(vii)                           The Purchase Agreement has been duly authorized, executed and delivered by the Company.

(viii)                        The Registration Rights Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms.

(ix)                                The statements in the Offering Memorandum under the caption “Description of Notes” and “Description of Capital Stock”, in each case insofar as such statements constitute matters of law or legal conclusions or summarize the terms of the Transaction Documents, have been reviewed by such counsel and are correct in all material respects.

(x)                                   The statements set forth under the caption “Certain United States Federal Income Tax Consequences”, insofar as they purport to describe provisions of the United States federal tax laws referred to therein, fairly and accurately summarize in all material respects, such laws referred to therein.

(xi)                                The execution, delivery and performance of the Transaction Documents and the consummation of the transactions contemplated thereby, including without limitation, the issuance and sale of the Securities by the Company, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the properties or assets of the Company is subject and which is filed as an Exhibit to any filing with the Commission incorporated by reference into the Offering Memorandum, nor will such actions result in any violation of the charter or by-laws of the Company, any applicable law,  or any judgment, order or decree of any court or governmental agency or body specifically naming the Company or any of its properties or assets.

(xii)                             Except (i) for the registration of the Securities and the Conversion Shares under the Act as contemplated by the Registration Rights Agreement, (ii) as may be expressly contemplated by the Transaction Documents and (iii) for such consents, approvals, authorizations, registrations or qualifications as may be required under applicable state securities laws or Blue Sky Laws or rules of the National Association of Securities Dealers, Inc. in connection with the purchase and distribution of the Securities by the Initial Purchasers (as to which no opinion is expressed herein) no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby.

(xiii)                          To the best of such counsel’s knowledge and other than as set forth in the Offering Memorandum or incorporated by reference therein, there are no legal or governmental proceedings pending to which the Company is a party or of which any property or asset of the Company is the subject that, singularly or in the aggregate, if determined adversely to the Company, would prevent or adversely affect the ability of the Company to perform its obligations under this Agreement.

(xiv)                         Assuming the accuracy of the representations, warranties and agreements of the Company and of the Initial Purchasers contained in this Agreement, no registration of the Securities under the Securities Act or qualification of the Indenture under the Trust Indenture Act is required in connection with the issuance and sale of the Securities by the Company and the initial resale of the Securities by the Initial Purchasers in the manner contemplated by this Agreement and the Offering Memorandum (it being understood that no opinion is expressed as to any subsequent resale of the Securities or the Underlying Common Stock).

(xv)                            The Company is not, and upon application of the proceeds as described under the caption “Use of Proceeds” in the Offering Memorandum will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

Such counsel shall also have furnished to the Representatives a written statement, addressed to the Initial Purchasers and dated such Closing Date, in form and substance satisfactory to the Representatives, to the effect that (x) such counsel has acted as counsel to the Company in connection with the preparation of the Offering Memorandum and (y) based on such counsel’s examination of the Offering Memorandum and such counsel’s investigations made in connection with the preparation of the Offering Memorandum and “conferences with certain officers and employees of and with auditors for and counsel to the Company”, such counsel has no reason to believe that the Offering Memorandum, as of its date, contained, and on the Closing Date, contains any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading.

The foregoing opinion and statement may be qualified by a statement to the effect that such counsel has not independently verified the accuracy, completeness or fairness of the statements contained in the Offering Memorandum and takes no responsibility therefor.

In addition, the foregoing opinion may note that the Offering Memorandum has been prepared in the context of a Rule 144A transaction and not as part of a registration statement under the Securities Act and does not contain all of the information that would be required in a registration statement under the Securities Act.

(e)                                  Fish & Richardson P.C. shall have furnished to the Representatives such counsel’s written opinion, as patent counsel to the Company, addressed to the Initial Purchasers and dated such Closing Date, in form and substance reasonably satisfactory to the Representatives.

(f)                                    Fish & Neave P.C. shall have furnished to the Representatives such counsel’s written opinion, as patent counsel to the Company, addressed to the Initial Purchasers and dated such Closing Dates, in form and in substance reasonably satisfactory to the Representatives.

(g)                                 Mintz, Levin, Cohn, Ferris, Glovsky and Popeo P.C. shall have furnished to the Representatives such counsel’s written opinion, as FDA regulatory counsel to the Company, addressed to the Initial Purchasers and dated such Closing Date, in form and substance reasonably satisfactory to the Representatives.

(h)                                 Wilmer Cutler Pickering Hale and Dorr LLP shall have furnished to the Representatives such counsel’s written opinion as counsel for the Initial Purchasers, addressed to the Initial Purchasers and dated such Closing Date, with respect to such matters as the Initial Purchasers may reasonably require, and the Company shall have furnished to such counsel such documents as they request for enabling them to pass upon such matters.

(i)                                     At the time of the execution of this Agreement, the Representatives shall have received from Ernst & Young LLP a letter, addressed to the Initial Purchasers and dated such date, in form and substance satisfactory to the Representatives (i) confirming that they are independent certified public accountants with respect to the Company within the meaning of the Securities Act and the Rules and Regulations thereunder and (ii) stating the conclusions and findings of such firm with respect to the financial statements and certain financial information contained in or incorporated by reference in the Offering Memorandum.

(j)                                     On the Closing Date, the Representatives shall have received a letter (the “bring-down letter”) from Ernst & Young LLP addressed to the Initial Purchasers and dated such Closing Date confirming, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Offering Memorandum as of a date not more than three business days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by its letter delivered to the Representatives concurrently with the execution of this Agreement pursuant to Section 6(g).

(k)                                  The Company shall have furnished to the Representatives a certificate, dated such Closing Date, of its President and Chief Executive Officer or a Vice President and its Chief Financial Officer stating that (i) such officers have carefully examined the Offering Memorandum and, in their opinion, the Offering Memorandum, as of its date and such Closing Date, did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (ii) since the date of the Offering Memorandum, no event has occurred that should have been set forth in a supplement or amendment to the Offering Memorandum, (iii) to the best of their knowledge after reasonable investigation, as of such Closing Date, the representations and warranties of the Company in this Agreement are true and correct and the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date, and (iv) subsequent to the date of the most recent financial statements included in the Offering Memorandum there has been no material adverse change in the financial position or results of operation of the Company, or any change, or any development including a prospective change, in or affecting the condition (financial or otherwise), results of operations, business or prospects of the Company, except as set forth in the Offering Memorandum as of the date hereof.

(l)                                     The Company shall not have sustained since the date of the latest audited financial statements included or incorporated by reference in the Offering Memorandum any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Memorandum (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any change, or any development involving a prospective change, in or affecting the business, general affairs, management, financial position, stockholders’ equity or results of operations of the

Company, otherwise than as set forth or contemplated in the Offering Memorandum, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Securities on the terms and in the manner contemplated in the Offering Memorandum.

(m)                               No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body that would, as of such Closing Date, prevent the issuance or sale of the Securities or the Underlying Securities or materially and adversely affect or potentially materially and adversely affect the business or operations of the Company; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of such Closing Date which would prevent the issuance or sale of the Securities or the Underlying Securities or materially and adversely affect or potentially materially and adversely affect the business or operations of the Company.

(n)                                 Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the Company’s corporate credit rating or the rating accorded the Company’s debt securities by any “nationally recognized statistical rating organization,” as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and Regulations and (ii) no such organization shall have publicly announced that it has under surveillance or review (other than an announcement with positive implications of a possible upgrading), its rating of any of the Company’s debt securities.

(o)                                 Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following:  (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum or maximum prices or maximum range for prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, (iii) the United States shall have become engaged in further hostilities, or the subject of further acts of terrorism, or there shall have been an escalation in hostilities involving the United States, or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the sale or delivery of the Securities on the terms and in the manner contemplated in the Offering Memorandum.

(p)                                 Counsel to the Representatives shall have received a counterpart of the Registration Rights Agreement which shall have been executed and delivered by a duly authorized officer of the Company.

(q)                                 The Indenture shall have been duly executed and delivered by the Company and the Trustee, and the Securities shall have been duly executed and delivered by the Company and duly authenticated by the Trustee.

(r)                                    The Securities shall have become eligible for The PORTAL Market.

(s)                                  All consents, approvals, authorizations or orders of, or filings, notifications or registrations with, Nasdaq shall have been obtained for the listing and trading of the Underlying Securities on the Nasdaq National Market.

(t)                                    Counsel to the Representatives shall have received the written agreements, substantially in the form of Annex C hereto, of the officers, directors and shareholders of the Company listed in Annex B to this Agreement.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers.

7.                                      Indemnification and Contribution.

(a)                                  The Company shall indemnify and hold harmless each Initial Purchaser, its officers, employees, representatives and agents and each person, if any, who controls any Initial Purchaser within the meaning of the Securities Act (collectively the “Initial Purchaser Indemnified Parties” and, each an “Initial Purchaser Indemnified Party”) against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which that Initial Purchaser Indemnified Party may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum or in any amendment or supplement thereto or (ii) the omission or alleged omission to state in any Preliminary Offering Memorandum or the Offering Memorandum or in any amendment or supplement thereto a material fact required to be stated therein or necessary to make the statements therein not misleading and shall reimburse each Initial Purchaser Indemnified Party promptly upon demand for any legal or other expenses reasonably incurred by that Initial Purchaser Indemnified Party in connection with investigating or preparing to defend or defending against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon (i) an untrue statement or alleged untrue statement in or omission or alleged omission from the Preliminary Offering Memorandum or the Offering Memorandum or any such amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Initial Purchaser specifically for use therein, which information the parties hereto agree is limited to the Initial Purchasers’ Information.  This indemnity agreement is not exclusive and will be in addition to any liability that the Company might otherwise have and shall not limit any rights or remedies that may otherwise be available at law or in equity to each Initial Purchaser Indemnified Party.

(b)                                 Each Initial Purchaser, severally and not jointly, shall indemnify and hold harmless the Company, its officers, employees, representatives, agents, directors and each person, if any, who controls the Company within the meaning of the Securities Act (collectively the “Company Indemnified Parties” and each a “Company Indemnified Party”) against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company Indemnified Parties may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of that Initial Purchaser specifically for use therein, and shall reimburse the Company Indemnified Parties for any legal or other expenses reasonably incurred by such parties in connection with investigating or preparing to defend or defending against or appearing as third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided that the parties hereto hereby agree that such written information provided by the Initial Purchasers consists solely of the Initial Purchasers’ Information.  This indemnity agreement is not exclusive and will be in addition to any liability that the Initial Purchasers might otherwise have and shall not limit any rights or remedies that may otherwise be available at law or in equity to the Company Indemnified Parties.

(c)                                  Promptly after receipt by an indemnified party under this Section 7 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have under this Section 7 except to the extent it has been materially prejudiced by such failure; and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under this Section 7.  If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party.  After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment thereof shall have been specifically authorized by the indemnifying party in writing, (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it that are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel or (iii) the indemnifying party shall have failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties, which firm shall be designated in writing by SG Cowen, if the indemnified parties under this Section 7 including any Initial Purchaser Indemnified Party, or by the Company if the indemnified parties under this Section 7 consist solely of Company Indemnified Parties.  Each indemnified party, as a condition of the indemnity agreements contained in Sections 7(a) and (b) hereof, shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim.  Subject to the provisions of Section 7(d) hereof, no indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

(d)                                 If at any time an indemnified party shall have requested that an indemnifying party reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by this Section 7 effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the request for reimbursement, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

(e)                                  If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under Section 7(a) or 7(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof,  (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchasers on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Initial Purchasers on the other with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations.  The relative benefits received by the Company on the one hand and the Initial Purchasers on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities purchased under this Agreement (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Initial Purchasers with respect to the Securities purchased under this Agreement, in each case as set forth in this Agreement.

(f)                                    The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Initial Purchasers on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission; provided that the parties hereto agree that the written information furnished to the Company through the Representatives by or on behalf of the Initial Purchasers for use in any Preliminary Offering Memorandum or the Offering Memorandum consists solely of the Initial Purchasers’ Information.  The Company and the Initial Purchasers agree that it would not be just and equitable if contributions pursuant to this Section 7(f) were to be determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to herein.  The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 7(f) shall be deemed to include, for purposes of this Section 7(f), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 7(f), no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities purchased by it and distributed as contemplated by this Agreement less the amount of any damages that such Initial Purchaser has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Initial Purchasers’ obligations to contribute as provided in this Section 7(f) are several in proportion to their respective underwriting obligations and not joint.

8.                                      TERMINATION.  The obligations of the Initial Purchasers hereunder may be terminated by SG Cowen, in its absolute discretion by notice given to and received by the Company prior to delivery of and payment for the Securities if, prior to that time, any of the events described in Sections 6(k), 6(m) or 6(n) have occurred or if the Initial Purchasers shall decline to purchase the Securities for any reason permitted under this Agreement.

9.                                      REIMBURSEMENT OF THE INITIAL PURCHASERS’ EXPENSES.  If (a) this Agreement shall have been terminated pursuant to Section 8, (b) the Company shall fail to tender the Securities for delivery to the Initial Purchasers for any reason permitted under this Agreement, or (c) the Initial Purchasers shall decline to purchase the Securities for any reason permitted under this Agreement, then the Company shall reimburse the Initial Purchasers for the fees and expenses of the Initial Purchasers’ counsel and for such other out-of-pocket expenses as shall have been reasonably incurred by them in connection with this Agreement and the proposed purchase of the Securities, and, upon demand, the Company shall pay the full amount thereof to SG Cowen.  If this Agreement is terminated pursuant to Section 8 by reason of the default of one or more of the Initial Purchasers, the Company shall not be obligated to reimburse any defaulting Initial Purchaser on account of those expenses.

10.                               COUNTERPARTS.  This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

11.                               SUCCESSORS; PERSONS ENTITLED TO BENEFIT OF AGREEMENT.  This Agreement shall inure to the benefit of and be binding upon the several Initial Purchasers, the Company, and their respective successors.  Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person other than the persons mentioned in the preceding sentence any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person; except that the representations, warranties, covenants, agreements and indemnities of the Company contained in this Agreement shall also be for the benefit of the Initial Purchaser Indemnified Parties, and the indemnities of the several Initial Purchasers shall also be for the benefit of the Company Indemnified Parties.  It is understood that the Initial Purchasers’ responsibility to the Company is solely contractual in nature and the Initial Purchasers do not owe the Company, or any other party, any fiduciary duty as a result of this Agreement.

12.                               SURVIVAL OF INDEMNITIES, REPRESENTATIONS, WARRANTIES, ETC.  The respective indemnities, covenants, agreements, representations, warranties and other statements of the Company and the several Initial Purchasers, as set forth in this Agreement or made by them respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation made by or on behalf of any Initial Purchaser, the Company or any person controlling any of them and shall survive delivery of and payment for the Securities.

13.                               NOTICES.  All statements, requests, notices and agreements hereunder shall be in writing, and:

(a)                                  if to the Initial Purchasers, shall be delivered or sent by mail, telex or facsimile transmission to SG Cowen & Co., LLC Attention:  Convertible Securities Sales and Trading (Fax: 212-278-4637), with a copy to the same address, Attention:  Legal Department – Veronica Iuliano (Fax: 212-278-7995) with a copy to Wilmer Culter Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, Attention: Philip P. Rossetti, Esq. (Fax: 617-526-5000); provided, however, that any notice to an Initial Purchaser pursuant to Section 7 hereof shall be delivered or sent by mail, telex or facsimile transmission to such Initial Purchaser at its address set forth in its acceptance telex to the Representative, which address will be supplied to any other party hereto by SG Cowen upon request; or

(b)                                 if to the Company shall be delivered or sent by mail, telex or facsimile transmission to EPIX Medical, Inc., 71 Rogers Street, Cambridge, Massachusetts02142, Attention: Chief Executive Officer (Fax: 617-250-6031), with a copy to Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, Massachusetts 02111, Attention: William T. Whelan, Esq. (Fax: 617-542-2241).

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

14.                               DEFINITION OF CERTAIN TERMS.  For purposes of this Agreement,  (a) “business day” means any day on which the Nasdaq is open for trading and (b) “subsidiary” has the meaning set forth in Rule 405 of the Rules and Regulations.

15.                               GOVERNING LAW.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

16.                               INITIAL PURCHASERS’ INFORMATION.  The parties hereto acknowledge and agree that, for all purposes of this Agreement, the Initial Purchasers’ Information consists solely of the following information in the Offering Memorandum: (i) the statements concerning the initial purchasers contained in the fourth paragraph under the heading “Plan of Distribution” (which paragraph begins “We have been advised that the initial purchasers propose to resell the notes….”) and (ii) the first sentence of the tenth paragraph under the heading “Plan of Distribution” (which sentence begins “In order to facilitate this offering .…”).

17.                               AUTHORITY OF THE REPRESENTATIVES.  In connection with this Agreement, you will act for and on behalf of the several Initial Purchasers, and any action taken under this Agreement by the Representatives, will be binding on all of the Initial Purchasers.

18.                               PARTIAL UNENFORCEABILITY.  The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof.  If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

19.                               GENERAL.  This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.  In this Agreement, the masculine, feminine and neuter genders and the singular and the plural include one another.  The section headings in this Agreement are for the convenience of the parties only and will not affect the construction or interpretation of this Agreement.  This Agreement may be amended or modified, and the observance of any term of this Agreement may be waived, only by a writing signed by the Company and the Representatives.

If the foregoing is in accordance with your understanding of the agreement among the Company and the several Initial Purchasers, kindly indicate your acceptance in the space provided for that purpose below.

Very truly yours,

EPIX MEDICAL, INC.

		By:	/s/ Peyton J. Marshall
Name: Peyton J. Marshall
Title: CFO

Accepted as of the date first above written:

SG COWEN & CO., LLC
NEEDHAM & COMPANY, INC.
WELLS FARGO SECURITIES, LLC
WR HAMBRECHT + CO. LLC

Acting on their own behalf and as Representatives of the several Initial Purchasers referred to in the foregoing Agreement.

By:	SG COWEN & CO., LLC

By:	/s/ John Mosler
Name: John Mosler
Title: MD

Signature Page to Purchase Agreement

Annex A

[Form of Registration Rights Agreement]

2

Annex B

Alan P. Carpenter

Stanley T. Crooke

Christopher F. O. Gabrieli

Gregg Mayer

Peyton J. Marshall

Thomas McMurry

Michael D. Webb

Robert Weisskoff

Peter Wirth

3

Annex C

Form of Lock-Up Agreement for Messrs. Crooke, Mayer, McMurry and Wirth

                       , 2004

SG Cowen & Co., LLP

Needham & Company, Inc.

Wells Fargo Securities, LLC

WR Hambrecht + Co. LLC

As representatives of the
several Initial Purchasers

c/o SG Cowen & Co., LLP

1221 Avenue of the Americas

New York, New York  10020

Re:  EPIX Medical, Inc.

Ladies and Gentlemen:

In order to induce SG Cowen & Co., LLP (“SG Cowen”) and Needham & Company, Inc., Wells Fargo Securities, LLC and WR Hambrecht + Co. LLC (together with SG Cowen, the “Representatives”), to enter in to a certain Purchase Agreement with EPIX Medical, Inc., a Delaware corporation (the “Company”), with respect to the offering (the “Offering”) by the Company of $75,000,000 principal amount of Convertible Senior Notes Due 2024 (the “Securities”) convertible into shares of Company Common Stock, $0.01 par value per share (the “Common Stock”), the undersigned hereby agrees that from the date hereof and continuing to and including the date that is 90 days after the date of the offering circular related to the Offering (the “Lock-Up Period”), the undersigned will not, without the prior written consent of SG Cowen, directly or indirectly, (i) offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of, any shares of Common Stock (including, without limitation, Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations promulgated under the Securities Act of 1933, as the same may be amended or supplemented from time to time (such shares, the “Beneficially Owned Shares”)) or securities convertible into or exercisable or exchangeable for Common Stock, (ii) enter into any swap, hedge or similar agreement or arrangement that transfers, in whole or in part, the economic risk of ownership of the Beneficially Owned Shares or securities convertible into or exercisable or exchangeable for Common Stock or (iii) engage in any short selling of the Common Stock (each of the foregoing clauses (i), (ii) and (iii), a “Disposition”).

The foregoing paragraph shall not apply to (a) any transfer of shares of Common Stock or any security convertible into or exercisable or exchangeable Common Stock (i) as a bona fide gift or gifts, (ii) to any trust, family limited partnership or other entity for estate or tax planning purposes for the benefit of the undersigned or the undersigned’s immediate family, (iii) by will or intestacy to the undersigned’s legal representative, heir or legatee, or (iv) acquired in open market transactions after the completion of the Offering, provided that any permitted donee, transferee or distributee in the case of (i), (ii) or (iii) shall execute and deliver to the Representatives a duplicate form of this letter or (b) the entering into a contract, instruction or plan described in Rule 10b5-1(c) (the “Rule 10b5-1 Trading Program”) promulgated under the Securities Exchange Act of 1934, as amended, provided that such Rule 10b5-1 Trading Program does not provide for any Disposition during the Lock-Up Period.  For the purposes of this paragraph, “immediate family” shall mean spouse, lineal descendant, father, mother, brother or sister of the transferor.

Anything contained herein to the contrary notwithstanding, any person to whom shares of Common Stock or Beneficially Owned Shares are transferred from the undersigned shall be bound by the terms of this Agreement.

In addition, the undersigned hereby waives, from the date hereof until the expiration of the Lock-Up Period, any and all rights, if any, to request or demand registration pursuant to the Securities Act of any shares of Common Stock that are registered in the name of the undersigned or that are Beneficially Owned Shares.  In order to enable the aforesaid covenants to be enforced, the undersigned hereby consents to the placing of legends and/or stop-transfer orders with the transfer agent of the Common Stock with respect to any shares of Common Stock or Beneficially Owned Shares.

By:
Name:
Title:

2

Annex C

Form of Lock-Up Agreement for Mr. Gabrieli

                       , 2004

SG Cowen & Co., LLP

Needham & Company, Inc.

Wells Fargo Securities, LLC

WR Hambrecht + Co. LLC

As representatives of the
several Initial Purchasers

c/o SG Cowen & Co., LLP

1221 Avenue of the Americas

New York, New York  10020

Re:  EPIX Medical, Inc.

Ladies and Gentlemen:

In order to induce SG Cowen & Co., LLP (“SG Cowen”) and Needham & Company, Inc., Wells Fargo Securities, LLC and WR Hambrecht + Co. LLC (together with SG Cowen, the “Representatives”), to enter in to a certain Purchase Agreement with EPIX Medical, Inc., a Delaware corporation (the “Company”), with respect to the offering (the “Offering”) by the Company of $75,000,000 principal amount of Convertible Senior Notes Due 2024 (the “Securities”) convertible into shares of Company Common Stock, $0.01 par value per share (the “Common Stock”), the undersigned hereby agrees that from the date hereof and continuing to and including the date that is 30 days after the date of the offering circular related to the Offering (the “Lock-Up Period”), the undersigned will not, without the prior written consent of SG Cowen, directly or indirectly, (i) offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of, any shares of Common Stock (including, without limitation, Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations promulgated under the Securities Act of 1933, as the same may be amended or supplemented from time to time (such shares, the “Beneficially Owned Shares”)) or securities convertible into or exercisable or exchangeable for Common Stock, (ii) enter into any swap, hedge or similar agreement or arrangement that transfers, in whole or in part, the economic risk of ownership of the Beneficially Owned Shares or securities convertible into or exercisable or exchangeable for Common Stock or (iii) engage in any short selling of the Common Stock (each of the foregoing clauses (i), (ii) and (iii), a “Disposition”).

The foregoing paragraph shall not apply to (a) any transfer of shares of Common Stock or any security convertible into or exercisable or exchangeable Common Stock (i) as a bona fide gift or gifts, (ii) to any trust, family limited partnership or other entity for estate or tax planning purposes for the benefit of the undersigned or the undersigned’s immediate family, (iii) by will or intestacy to the undersigned’s legal representative, heir or legatee, or (iv) acquired in open market transactions after the completion of the Offering, provided that any permitted donee, transferee or distributee in the case of (i), (ii) or (iii) shall execute and deliver to the Representatives a duplicate form of this letter; (b) the entering into a contract, instruction or plan described in Rule 10b5-1(c) (the “Rule 10b5-1 Trading Program”) promulgated under the Securities Exchange Act of 1934, as amended, provided that such Rule 10b5-1 Trading Program does not provide for any Disposition during the Lock-Up Period.  For the purposes of this paragraph, “immediate family” shall mean spouse, lineal descendant, father, mother, brother or sister of the transferor; or (c) the Disposition of an aggregate of 50,000 shares of Common Stock.

Anything contained herein to the contrary notwithstanding, any person to whom shares of Common Stock or Beneficially Owned Shares are transferred from the undersigned shall be bound by the terms of this Agreement.

In addition, the undersigned hereby waives, from the date hereof until the expiration of the Lock-Up Period, any and all rights, if any, to request or demand registration pursuant to the Securities Act of any shares of Common Stock that are registered in the name of the undersigned or that are Beneficially Owned Shares.  In order to enable the aforesaid covenants to be enforced, the undersigned hereby consents to the placing of legends and/or stop-transfer orders with the transfer agent of the Common Stock with respect to any shares of Common Stock or Beneficially Owned Shares.

By:
Name:
Title:

Signature Page to Lock-Up Agreement

2

Annex C

Form of Lock-Up Agreement for Messrs. Carpenter
Marshall, Webb, and Weisskoff

                       , 2004

SG Cowen & Co., LLP

Needham & Company, Inc.

Wells Fargo Securities, LLC

WR Hambrecht + Co. LLC

As representatives of the
several Initial Purchasers

c/o SG Cowen & Co., LLP

1221 Avenue of the Americas

New York, New York  10020

Re:  EPIX Medical, Inc.

Ladies and Gentlemen:

In order to induce SG Cowen & Co., LLP (“SG Cowen”) and Needham & Company, Inc., Wells Fargo Securities, LLC and WR Hambrecht + Co. LLC (together with SG Cowen, the “Representatives”), to enter in to a certain Purchase Agreement with EPIX Medical, Inc., a Delaware corporation (the “Company”), with respect to the offering (the “Offering”) by the Company of $75,000,000 principal amount of Convertible Senior Notes Due 2024 (the “Securities”) convertible into shares of Company Common Stock, $0.01 par value per share (the “Common Stock”), the undersigned hereby agrees that from the date hereof and continuing to and including the date that is 90 days after the date of the offering circular related to the Offering (the “Lock-Up Period”), the undersigned will not, without the prior written consent of SG Cowen, directly or indirectly, (i) offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of, any shares of Common Stock (including, without limitation, Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations promulgated under the Securities Act of 1933, as the same may be amended or supplemented from time to time (such shares, the “Beneficially Owned Shares”)) or securities convertible into or exercisable or exchangeable for Common Stock, (ii) enter into any swap, hedge or similar agreement or arrangement that transfers, in whole or in part, the economic risk of ownership of the Beneficially Owned Shares or securities convertible into or exercisable or exchangeable for Common Stock or (iii) engage in any short selling of the Common Stock.

The foregoing paragraph shall not apply to any transfer of shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock (a) as a bona fide gift or gifts, (b) to any trust, family limited partnership or other entity for estate or tax planning purposes for the benefit of the undersigned or the undersigned’s immediate family, (c) by will or intestacy to the undersigned’s legal representative, heir or legatee, (d) pursuant to a contract, instruction or plan described in Rule 10b5-1(c) (the “Rule 10b5-1 Trading Program”) promulgated under the Securities Exchange Act of 1934, as amended, existing prior to the date hereof, or (e) acquired in open market transactions after the completion of the Offering, provided that any permitted donee, transferee or distributee in the case of (a), (b) or (c) shall execute and deliver to the Representatives a duplicate form of this letter.  For the purposes of this paragraph, “immediate family” shall mean spouse, lineal descendant, father, mother,

brother or sister of the transferor.  The undersigned hereby represents that that certain Rule 10b5 1 Trading Program dated                    between the undersigned and           and as previously provided to SG Cowen is the only Rule 10b5-1 Trading Program applicable to the undersigned or any Beneficially Owned Shares in existence on the date hereof.

Anything contained herein to the contrary notwithstanding, any person to whom shares of Common Stock or Beneficially Owned Shares are transferred from the undersigned shall be bound by the terms of this Agreement.

In addition, the undersigned hereby waives, from the date hereof until the expiration of the Lock-Up Period, any and all rights, if any, to request or demand registration pursuant to the Securities Act of any shares of Common Stock that are registered in the name of the undersigned or that are Beneficially Owned Shares.  In order to enable the aforesaid covenants to be enforced, the undersigned hereby consents to the placing of legends and/or stop-transfer orders with the transfer agent of the Common Stock with respect to any shares of Common Stock or Beneficially Owned Shares.

By:
Name:
Title:

Signature Page to Lock-Up Agreement

2